TAX	12 Months Ended
Dec. 31, 2020
TAX
TAX

NOTE 12 – TAX

USDm	2020	2019	2018
Tax for the year
Current income tax for the year	0.4	0.9	0.8
Adjustments related to previous years	0.1	(0.4)	(0.1)
Adjustment of deferred tax liability	—	—	0.1
Income tax charge for the year	0.5	0.5	0.8
Tonnage tax charge for the year	0.9	0.3	0.8
Total	1.4	0.8	1.6

The majority of the Group’s taxable income is located in Denmark, and therefore the majority of the tax base is subject to Danish tax legislation. As such, the Group has elected to participate in the Danish tonnage tax scheme; the participation is binding until 31 December 2024.

The Group expects to participate in the tonnage tax scheme after the binding period and, as a minimum, to maintain an investing and activity level equivalent to that at the time of entering the tonnage tax scheme.

Under the Danish tonnage tax scheme, income and expenses from shipping activities are not subject to direct taxation, and accordingly an effective rate reconciliation has not been provided, as it would not provide any meaningful information. Instead, the taxable income is calculated from:

•	The net tonnage of the vessels used to generate the income from shipping activities
•	A rate applicable to the specific net tonnage of the vessel based on a sliding scale

Corporate income tax is primarily levied on the Group’s non-vessel related activities outside Denmark. The effective tax rate of the Group is 1.6% (2019: 0.5%, 2018: 4.7%).

USDm	2020	2019	2018
Deferred tax liability
Balance as of 1 January	—	—	—
Deferred tax for the year	—	—	0.1
Adjustments related to previous years	—	—	(0.1)
Balance as of 31 December	—	—	—

No deferred tax is recognized related to assets and liabilities, including vessels, which are subject to tonnage taxation.

USDm	2020	2019	2018
Non-current tax liability related to held over gains
Balance as of 1 January	44.9	44.9	44.9
Balance as of 31 December	44.9	44.9	44.9

The non-current tax liability related to held over gains is the undiscounted income tax payable calculated on the realized gain on sale of vessels that came from corporate income taxation into the Danish tonnage tax scheme upon initial application in 2001 (the held over gain reflected in the transition account under the Danish tonnage tax scheme). This tax liability will become payable, in part or in full, if the Danish owned fleet of vessels is significantly or fully disposed of, or if operated to end of useful life and sold for scrap.

If TORM discontinues its participation in the Danish tonnage tax scheme, a deferred tax liability would arise in relation to the vessels held by the Group and taken out of the tonnage tax scheme. Management considers this to be a remote scenario.

The Group operates in a wide variety of jurisdictions, in some of which the tax law is subject to varying interpretations and potentially inconsistent enforcement. As a result, there can be practical uncertainties in applying tax legislation to the Group's activities. Whilst the Group considers that it operates in accordance with applicable tax law, there are potential tax exposures in respect of its operations, the impact of which cannot be reliably estimated but could be material.